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                                                                   Exhibit 10.12

                            INDUSTRIAL BUILDING LEASE
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                               TABLE OF CONTENTS

                                                                         Page
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ARTICLE 1 - Grant of Leased Premises                                       1

ARTICLE 2 - Term; Possession                                               1

ARTICLE 3 - Base Rent                                                      1

ARTICLE 4 - Additional Rent                                                2

ARTICLE 5 - Premises                                                       4

ARTICLE 6 - Utilities and Services                                         5

ARTICLE 7 - Condition and Care of Premises                                 5

ARTICLE 8 - Return of Premises                                             7

ARTICLE 9 - Holding Over                                                   8

ARTICLE 10 - Rules and Regulations                                         8

ARTICLE 11 - Rights Reserved to Landlord                                   8

ARTICLE 12 - Alterations                                                   9

ARTICLE 13 - Assignment and Subletting                                    10

ARTICLE 14 - Waiver of Certain Claims; Indemnity                          14

ARTICLE 15 - Damage or Destruction by Casualty                            14

ARTICLE 16 - Eminent Domain                                               16

ARTICLE 17 - Default                                                      16

ARTICLE 18 - Subordination                                                23


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ARTICLE 19 - Mortgagee Protection                                         25

ARTICLE 20 - Estoppel Certificate                                         25

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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE 21 - Subrogation and Insurance                                    26

ARTICLE 22 - Nonwaiver                                                    28

ARTICLE 23 - Due Authority                                                28

ARTICLE 24 - Notices                                                      28

ARTICLE 25 - Hazardous Substances                                         29

ARTICLE 26 - Tenant Signage                                               32

ARTICLE 27 - Title and Covenant Against Liens                             33

ARTICLE 28 - Miscellaneous                                                33

ARTICLE 29 - Exculpatory Provisions                                       36


                                                                        Exhibit
                                                                        -------

Leased Premises                                                            A

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

                           INDUSTRIAL BUILDING LEASE

      THIS INDUSTRIAL BUILDING LEASE (this "Lease"), is made this 4th day of January, 1999, by and between LAUREL LIMITED PARTNERSHIP, an Illinois Limited Partnership, whose office is located at c/o Wayne L. Sorensen, 955 Walden Lane, Lake Forest, Illinois 60045, ("Landlord"), and PHOENIX COLOR CORP., a Delaware corporation, whose office is located at 540 Western Maryland Parkway, Hagerstown, Maryland 21740,("Tenant"), who hereby mutually covenant and agree as follows:

                                   ARTICLE 1
                           Grant of Leased Premises

      1.1 Grant. Landlord, for and in consideration of the rents herein set forth and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby leases from Landlord, the real estate, commonly known as 13825 Laurel Drive, Lake Forest, Illinois 60045 and legally described on an exhibit which is attached hereto, identified as Exhibit A, together with all improvements now located thereon, or to be located thereon during the term of this Lease, together with all appurtenances belonging to or in any way pertaining to the said premises (such real estate, improvements and appurtenances hereinafter sometimes jointly or severally, as the context requires, referred to as "Leased Premises").

                                   ARTICLE 2
                               Term; Possession

      2.1 Term. The term of this Lease, (the "Lease Term"), shall commence on January 4, 1999, (the "Commencement Date"), and shall end on December 31, 1999, (the "Expiration Date").

      2.2 Possession. Landlord shall deliver possession of the Leased Premises to Tenant on the Commencement Date.

                                   ARTICLE 3
                                   Base Rent

      3.1 Base Rent. Beginning with the Commencement Date, Tenant shall pay to Landlord as monthly base rent ("Base Rent"), Twenty-Eight Thousand Four Hundred Twelve Dollars and Eighty Cents ($28,412.80) per month for the Lease Term of January 4, 1999 to December 31, 1999.

      The Base Rent shall be payable in advance and received by Landlord without any prior demand therefor, on the first day of each and every calendar month, except that the Base Rent for January, 1999 shall be payable no later than January 10, 1999, and shall be calculated as if the Tenant had been in occupancy since January 1, 1999. The "Additional Rent" shall consist of all other sums of money payable by Tenant, whether payable on a regular, periodic, intermediate or other basis and regardless of whether paid directly to Landlord or to another party or entity in fulfillment of Tenant's obligation under this Lease. It is acknowledged and agreed that all Rent, as defined in Section 3.2, payable under this Section 3.1 relate to the value of the Leased Premises leased by Tenant hereunder.

      3.2 Manner of Payment. Base Rent and the Additional Rent and all other amounts becoming due from Tenant to Landlord hereunder (collectively, "Rent") shall be paid in lawful money of the United States of America to Landlord, Laurel Limited Partnership, c/o Wayne L. Sorensen, 955 Walden Lane, Lake Forest, Illinois 60045, or as otherwise designated from time to time by written notice from Landlord to Tenant. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this Lease, and Rent shall be paid without any set off, abatement, counterclaim or deduction whatsoever except as may be expressly provided herein.

      3.3 Late Charge. In the event that any payment of Base Rent, or the Additional Rent, shall be received by Landlord after the fifth business day of each calendar month during the Lease Term and any holdover period, other than January, 1999 as provided in Section 3.1, then Tenant shall pay Landlord a late charge equal to the greater of (i) Four Percent (4%) of the full amount then due Landlord without regard to source, or (ii) the late charge amount or other fee charged to Landlord by the applicable vendor(s) or authority(s) in order to reimburse Landlord for Landlord's costs, damages, and all other expenses for such late payment. The imposition of such late charge shall be in addition to, and shall not limit, any other remedy available to Landlord under this Lease.

                                   ARTICLE 4
                                Additional Rent

      4.1 Payment by Tenant. Tenant shall pay, as Additional Rent for the Leased Premises, all taxes and assessments, general and special, water rates, the cost of certain Landlord's insurance as set forth under Section 21.4, and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed, charged or imposed during the Lease Term upon the Leased Premises, or any part thereof, or upon any improvements at any time situated thereon, including without limitation, any assessment by any association of owners of property in the complex of which the Leased Premises are a part as "Additional Rent"; provided, however, that Additional Rent levied against the Leased Premises shall be prorated between Landlord and Tenant as of the Commencement Date for the first year of the Lease Term and as of the expiration of the Lease Term for the last year of the Lease Term (and shall be paid by Tenant upon such expiration based on Landlord's reasonable estimate thereof). Additional Rent shall also include fees and costs incurred by Landlord during or prior to the Lease Term for the purpose of contesting or protesting tax assessments or rates, to the extent such fees and costs relate to savings realized during the Lease Term provided that Tenant's pro-rata share of any refunds or reductions of such taxes or assessments are paid or credited to Tenant. Tenant may take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of years, and Tenant shall be obligated to pay only those installments falling due during the Lease Term.

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      4.2 Alternative Taxes. If at any time during the Lease Term the method of taxation prevailing at the commencement of the term hereof shall be altered so that any new tax, assessment, levy, imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Lease or the Leased Premises or the Base Rent, Additional Rent or other income therefrom and shall be imposed upon the Landlord, then all such taxes, assessments, levies, impositions, or charges, or the part thereof to the extent that they are so measured or based, shall be deemed to be included within the term Additional Rent for the purposes hereof to the extent that such Additional Rent would be payable if the Leased Premises were the only property of Landlord subject to such Additional Rent and Tenant shall pay and discharge the same as herein provided in respect of the payment of Additional Rent. There shall be excluded from Additional Rent all federal income taxes, state and local net income taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Landlord.

      4.3   (intentionally omitted)

      4.4 Evidence of Payment. Tenant shall deliver to Landlord duplicate receipts and canceled checks, or photocopies thereof showing the payment of all expenses, taxes or premiums paid directly by Tenant, within Ten (10) days after respective payments evidenced thereby.

      4.5 Right to Contest. Tenant shall not be required to pay any expenses, taxes or premiums or charge upon or against the Leased Premises, or any part thereof, or the improvements at any time situated thereon, so long as the Tenant shall, in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the expenses, taxes, premiums or charges so contested; provided that pending any such legal proceedings Tenant shall give Landlord such security as may be deemed satisfactory to Landlord to insure payment of the amount of the expenses, taxes, premiums or charges, and all interest and penalties thereon. If, at any time during the continuance of such contest, the Leased Premises or any part thereof is, in the judgment of the Landlord, in imminent danger of being forfeited or lost, Landlord may use such security for the payment of such expenses, taxes, premiums or charge.

                                   ARTICLE 5
                                   Premises

      5.1 Permitted Uses. Tenant shall use and occupy the Leased Premises as a printing plant and distribution facility and general office purposes incidental thereto, and for other warehousing and light manufacturing uses reasonably approved by Landlord in writing ("Permitted Uses").

      5.2 Prohibited Uses. Tenant shall not use or permit the Leased Premises to be used in any manner other than the Permitted Uses. Notwithstanding anything contained herein to the contrary, Tenant shall not use or permit the Leased Premises to be used in any manner which would (a) be contrary to any statute, rule, order, ordinance, requirement or regulation applicable or Tenant's use thereof including, but in no way limited to the Environmental Laws, as such term is hereafter defined; (b) cause injury to the Leased Premises; (c) constitute a public or private

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nuisance or waste or constitute or create any noise, vibration or other sound that is not within industry standards for the machinery or equipment causing such noise, vibration or sound; (d) render the insurance on the Leased Premises void or the insurance risk more hazardous or create any defense to payment; (e) require any additional retrofitting or improvements to Leased Premises to fully comply with any applicable laws, rules or regulations of any governmental authority or body, including, but in no way limited to, any requirements of the Occupational Safety and Health Act and the Americans with Disabilities Act; and
(f) be inconsistent with the general tone and tenor of the operations of the neighboring buildings, facilities or neighborhood uses in the general area of the Leased Premises ("Prohibited Use"). Tenant agrees that it will promptly, upon discovery of any such Prohibited Use, take all necessary steps to compel the discontinuance of such use. Landlord shall be entitled to and shall have the right and authority, as part of the rules and regulations that may be imposed from time to time, to fully or partially restrict, regulate and/or dictate areas of the Leased Premises in which smoking may or may not take place or be permitted including, without limitations, imposing regulations that would prohibit smoking in any confined area.

      5.3 Adverse Possession. Tenant shall not use, suffer or permit the Leased Premises or any portion thereof to be used by Tenant, any third party or the public, in a manner as might reasonably tend to impair Landlord's title to the Leased Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Leased Premises or any portion thereof or which might create the basis for a claim for prescriptive easement or right of way on or through the Leased Premises by the public, as such, or any third party. Nothing contained herein and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Leased Premises.

                                   ARTICLE 6
                            Utilities and Services

      6.1 Utilities and Services. During the Lease Term, Tenant shall purchase all utility services and shall pay, when due, all charges, including hook-up charges and security deposits, for separately-metered utilities furnished to the Leased Premises or chargeable against the Leased Premises, including, but not limited to, all charges for water, sewage, heat, gas, light, electricity, telephone, steam or other public or private utility services.

      6.2 Failure to Furnish Utilities or Services. Tenant agrees that Landlord and its agents shall not be liable in damages, by abatement of Rent or otherwise, for failure, delay or interruption of any utility services. No such failure, delay or interruption shall ever be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

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

      6.3 Regulations Regarding Utilities and Services. Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Leased Premises.

                                   ARTICLE 7
                        Condition and Care of Premises

      7.1 Condition of the Leased Premises. No promises of Landlord to alter, remodel, improve, repair, decorate or clean the Leased Premises or any part thereof have been made, and no representation respecting the condition of the Leased Premises or the Land has been made to Tenant by or on behalf of Landlord, except as expressly set forth herein.

      7.2 Tenant Obligations. At its sole cost and expense throughout the Lease Term, Tenant shall, (a) keep the Leased Premises (including improvements, if any,) in good order and condition of repair and (b) make and perform all maintenance thereof and all interior repairs thereto, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. All repairs made by Tenant shall be at least equal in quality to the work performed in constructing the Leased Premises and shall be made by Tenant in accordance with all laws, ordinances and regulations, whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class.

      7.3 Landlord Obligations. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about, or to the Leased Premises. If the Tenant does not perform any of the repairs required of it under Section 7.2, the Landlord will proceed with such repairs. The costs and expenses attributable to Landlord hereunder shall be included as Additional Rent as described in Article 4 above.

      7.4 Compliance With Laws, Rules and Regulations. Tenant shall, at its sole cost and expense, comply with (a) all federal, state, county, municipal and other governmental and quasi-governmental statutes, laws, rules, orders, regulations and ordinances affecting the Leased Premises or any part thereof, or the use thereof, including those which require the making of any unforeseen or extraordinary changes (the "Legal Requirements"), including but in no way limited to, the Environmental Laws, as such term is defined in Article 25.1(b) hereof, and the Americans with Disabilities Act of 1990, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (b) all rules, orders and regulations of the National Board of Fire Underwriters or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions (the "Fire Underwriters Requirements"), which apply to the Leased Premises. Tenant shall comply with the requirement of all policies of public liability, fire and other insurance which at any time may be in force with respect to the Leased Premises. In the event that Tenant's, or any subtenant or assignee of Tenant's, use of the Leased Premises results in the Leased Premises constituting a "place of public accommodation" for purposes of the Americans with Disabilities Act of 1990, the Tenant shall give notice thereof to Landlord and, to the extent that there are any signage requirements or additions or deletions of, or improvements, or modifications to, any barriers to accessibility, or other accommodations necessary for compliance with such law, then Tenant shall be responsible for the cost of all such modifications, additions, deletions, improvements or accommodations. Tenant acknowledges that any such requirements may require permanent replacements and capital improvements to the Leased Premises which (i) have expected useful lives extending beyond the Lease Term and (ii) would otherwise be the responsibility of Landlord. Any alterations performed by Tenant hereunder shall be subject to the terms of Article 12 regarding Tenants right to construct improvements on the Leased Premises. Tenant agrees to indemnify, hold harmless and defend Landlord from any claim, demand, damage, costs, assessment, fee, penalty or any other charge or expense, including attorneys' fees, arising out of or related to any failure or alleged failure by Tenant to fully comply with any provision of this section. Tenant further acknowledges and agrees that a failure by Tenant to comply with the terms hereof, with the giving of the applicable notice, constitutes a Default under Section 17.1 hereof.

                                   ARTICLE 8
                              Return of Premises

      8.1 Surrender of Possession. At the termination of this Lease, whether by lapse of time or otherwise, or upon termination of Tenant's right of possession without termination of this Lease, Tenant shall surrender possession of the Leased Premises to Landlord and deliver all keys to the Leased Premises to Landlord and make known to Landlord the combination of all locks of vaults then remaining in the Leased Premises. Tenant agrees and acknowledges that Tenant shall return and surrender the Leased Premises and all equipment, improvements, personal property and fixtures of Landlord therein to Landlord as aforesaid in as good condition as when the Lease commenced, ordinary wear and tear and loss or damage by fire or other insured casualty, condemnation and damage resulting from the acts of Landlord or its employees and agents excepted, failing which, Landlord may restore the Leased Premises and such equipment and fixtures to such condition, and Tenant shall pay the cost thereof to Landlord promptly upon demand. Except as specifically set forth in this Section or any other Article of this Lease, Tenant shall have no right or ability to cancel, surrender or abandon this Lease or the Leased Premises.

      8.2 Installations and Additions. All installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except printing, finishing, and other movable equipment, machinery, and furniture, furnishings, and trade fixtures belonging to Tenant, in or upon the Leased Premises, whether placed thereon by Tenant or Landlord, shall be and are hereby transferred by Tenant to Landlord to remain Landlord's property and shall remain on the Leased Premises, all without compensation, allowance or credit to Tenant; provided however, if prior to the termination of this Lease, or within Ten (10) days thereafter, Landlord directs Tenant by written notice to remove any installations or additions installed in the Leased Premises by Tenant, Tenant, at Tenant's sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements placed in the Leased Premises by Tenant as are designated in such notice and repair any damage to the Leased Premises, and Tenant shall pay the cost thereof to Landlord on demand. At the sole option of Landlord, Tenant shall leave in place any floor covering without compensation to Tenant, or Tenant shall remove any floor covering and shall remove all fastenings, paper, glue, bases or other vestiges and restore the floor surface to its previous condition or shall pay to Landlord upon demand the cost of restoring the floor surface to such condition.

      8.3 Trade Fixtures and Personal Property. Tenant shall also remove Tenant's furniture, machinery, safes, trade fixtures, and other items of movable personal property and equipment of every kind and description from the Leased Premises and restore any damage to the Leased Premises caused thereby, such removal and restoration to be performed prior to the end of the Leased Term or Ten (10) days following termination of this Lease or Tenant's right of possession, whichever might be earlier. If Tenant fails to remove such items, Landlord may do so and thereupon the provisions of Section 17.6 shall apply, and Tenant shall pay to Landlord upon demand the cost of removal and of restoring the Leased Premises.

      8.4 Survival. All obligations of Tenant under this Article 8 shall survive the expiration of the Lease Term or sooner termination of this Lease.

                                   ARTICLE 9
                                 Holding Over

      9.1 Holding Over. Tenant shall pay Landlord for each day Tenant retains possession of the Leased Premises or any part thereof after termination of this Lease, by lapse of time or otherwise, or of Tenant's right to possession of the Leased Premises, an amount which is equal to the Base Rent, plus twice the increase in the consumer price index, CPI-U, over the most recent available twelve month period ending before the beginning of the holdover period, or if the Landlord has a new lease outstanding with a tenant for the lease premises, then the Base Rent should be equal to the rent which the Landlord would be receiving from the new tenant but for the holdover, plus any damages, penalty, and reasonable attorney fees, the Landlord may incur as a result of the holdover. Nothing contained in this Section shall be construed or operate as a waiver of Landlord's right of reentry or any other right or remedy of Landlord.

                                  ARTICLE 10
                             Rules and Regulations

      10.1 Rules and Regulations. Tenant agrees to observe and not to interfere with the rights reserved to Landlord contained in Article 11 hereof and agrees, for itself, its employees, agents, contractors, invitees and licensees, to comply with such reasonable rules and regulations as may be adopted by Landlord pursuant to Section 11.1 hereof. Any violation by Tenant of any of such reasonable rules and regulations as may hereafter be adopted by Landlord pursuant to Section 11.1 of this Lease, may be restrained; but, whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expenses resulting from any violation by Tenant of any of said rules and regulations.

                                  ARTICLE 11
                          Rights Reserved to Landlord

      11.1 Rights Reserved to Landlord. Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord reserves the following rights to be exercised at Landlord's election without notice to Tenant (except as otherwise provided herein) and without liability:

      (a) To change the Street address of the Leased Premises;

      (b) To retain at all times and to use in emergency situations, pass keys to the Leased Premises and for the purposes of this Article, Tenant shall provide Landlord with any keys, security codes, access codes and related security or entry information necessary for the Landlord to obtain entry to the Leased Premises and all rooms, offices and facilities in the Leased Premises;

      (c) To inspect the Leased Premises upon at least Forty-Eight (48) hours advance notice to Tenant and to make repairs, additions or alterations to the Leased Premises (in making such repairs, additions or alterations, Landlord shall use reasonable effort not to interfere with Tenant's business operations), if Tenant fails to make such repairs, additions, or alterations and to take all steps necessary for the safety, protection or preservation of the Leased Premises;

      (d) To show the Leased Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, at any time prior to the expiration of the Lease Term;

      (e) During the Lease Term, to place and maintain a "For Rent" sign in or on the Leased Premises;

      (f) From time to time, to make and adopt such reasonable rules and regulations, in addition to, or other than, or by way of amendment or modification of the rules or regulations contained in other Sections of this Lease;

      (g) If Tenant shall theretofore have vacated or abandoned the Leased Premises, to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for new occupancy; and,

      (h) To place and maintain "For Sale" signs on the Leased Premises and on the exterior of the building on the Leased Premises.

                                  ARTICLE 12
                                  Alterations

      12.1 Alterations. Tenant shall not, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and unfettered discretion, make any alterations, additions or improvements to the Leased Premises. If the estimated cost of any such requested alterations, additions or improvements exceeds Twenty Five Thousand Dollars ($25,000.00) in any single instance, and Landlord consents thereto, before commencement of the work or delivery of any materials onto the Leased Premises, Tenant shall furnish to Landlord for approval plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form, substance and amount as may be satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials onto the Leased Premises, Tenant shall provide Landlord with appropriate evidence of Tenant's ability to pay for such work and materials in full and provide Landlord with adequate assurance of payment for such work and materials. All alterations, additions and improvements shall be installed in a good, worklike manner, and only new (or like new) materials shall be used. All such work shall be done only by licensed contractors reasonably approved by Landlord and shall be subject to Landlord's scheduling requirements and regulations. Tenant further agrees to indemnify, defend and hold

Landlord harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations, additions or improvements and shall, at its sole and exclusive expense, promptly pay all bills for such work and/or delivery of goods, removing any materialman and mechanic notices and/or liens associated therewith. Before commencing any work in connection with such alterations, additions or improvements, Tenant shall furnish Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring Landlord against any and all liabilities which may arise out of or be connected in any way with said alterations, additions or improvements. If Tenant does not use a licensed qualified contractor for such alterations, additions or improvements, Tenant shall permit Landlord to supervise construction operations in connection with the foregoing work if Landlord reasonably requests to do so, provided that in any event Tenant will provide Landlord with access to such individuals and documents as Landlord may reasonably request. Tenant shall pay the cost of all such alterations, additions and improvements and also the cost of restoring the Leased Premises occasioned by such alterations, additions and improvements; including the cost of labor and materials, contractor's profit, overhead and general conditions and a reasonable fee to Landlord. Upon completing any alterations, additions or improvements, Tenant shall furnish Landlord with contractor's affidavits, in form required by law, and full and final waivers of lien and receipts and bills covering all labor and materials expended and used. All alterations, additions and improvements shall comply with all insurance requirements and with all city and county ordinances and regulations, with the requirements of all state and federal statutes and regulations and with the requirements of Section 7.4 above.

                                  ARTICLE 13
                           Assignment and Subletting

      13.1 Assignment and Subletting. Tenant shall not, without the prior written consent of Landlord in each instance, (a) assign, transfer, license, mortgage, pledge, hypothecate or in any way encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it; (b) allow to exist or occur any transfer of or lien upon this Lease or Tenant's interest herein by operation of law; (c) sublet the Leased Premises or any part thereof; or (d) permit the use or occupancy of the Leased Premises or any part thereof for any purpose not provided for under Section 5.1 of the Lease or by anyone other than Tenant and Tenant's employees. Except in connection with a "Transfer of Business Assignment" (as such term is hereinafter defined), Landlord shall have exclusive, arbitrary and unfettered discretion to grant or withhold its consent, without the need or necessity of giving Tenant any reason therefor. In no event shall this Lease be assigned or assignable by or as part of voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings. In the event Tenant requests an assignment of this Lease in connection with the sale of the majority of the shares of stock of Tenant in one transaction to a single entity or in connection with the sale of the majority of the assets of Tenant in a single transaction to a single entity ("Transfer of Business Assignment"), Landlord shall not unreasonably withhold its consent to Tenant's request. Among other reasonable criteria, Landlord shall consider whether the assignee will use the Leased Premises in the same manner as Tenant, whether the assignee has net assets equal to or in excess of those of Tenant at the time of the requested assignment and whether the assignee is of a good business reputation and capable of fulfilling the obligations of Tenant pursuant to this Lease.

      13.2 Rentals Based on Net Income. Without thereby limiting the generality of the foregoing provisions of this Article 13, Tenant expressly covenants and agrees not to enter into any lease, sublease or license, concession or other agreement for use, occupancy or utilization of the Leased Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease or license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right to or interest in the possession, use, occupancy or utilization of any part of the Leased Premises.

      13.3 Tenant to Remain Obligated. Consent by Landlord to any assignment, subletting, use, occupancy or transfer shall not operate to relieve Tenant from any covenant or obligation hereunder, except to the extent, if any, expressly provided for in such prior written consent, or be deemed to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy. Tenant shall pay all of Landlord's costs, charges and expenses, including attorneys' fees, incurred in connection with any assignment, transfer, lien, charge, subletting, use or occupancy made or requested by Tenant, including, without limitation, costs and expenses of attorneys employed in such assignment, subletting or other transfer process. Tenant agrees that any and all advertising by Tenant or on Tenant's behalf with respect to the assignment of this Lease or the subletting of the Leased Premises must be submitted to, and approved in writing by, Landlord prior to any publication.

      13.4 Tenant's Notice: Landlord's Right to Terminate. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than Sixty (60) days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Leased Premises for the balance of any part of the Lease Term to any person or party other than Tenant (whether a related or affiliated entity or person, or not) in each and every instance, and in such event, except with respect to a proposed Transfer of Business Assignment, Landlord shall have the right, to be exercised by giving written notice to Tenant within Thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice, and such recapture notice shall, if given, terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice (Tenant shall have the right to negate Landlord's recapture of space by withdrawing such assignment or subletting request within Five (5) business days after the date of Landlord's notice of recapture whereupon this Lease and Tenant's occupancy hereunder shall continue unchanged and in full force and effect for the then remaining Lease
Term). Tenant's notice of proposed assignment or subletting shall (i) state the name and address of the proposed subtenant and assignee, (ii) include a true and complete copy of the proposed sublease or assignment, (iii) contain sufficient information to permit Landlord, in its sole discretion, to determine the financial responsibility and character of the proposed subtenant or assignee,
(iv) state who is responsible for the costs of physically separating the Leased Premises and the component systems serving same, and (v) shall state whether the proposed assignment is a Transfer of Business Assignment. If Tenant's notice shall cover all of the space hereby demised and if Landlord shall give the aforesaid recapture notice with respect thereto (and Tenant shall not have withdrawn same on a timely basis) then, the Lease Term shall expire on the date stated in Tenant's notice as fully and completely as if that date had been the Expiration Date. If, however, this Lease shall be assigned pursuant to the foregoing with respect to less than the entire Leased Premises, the Base Rent and Additional Rent shall be adjusted on the basis of the number of rentable square feet retained by Tenant, and this Lease, as so amended, shall continue thereafter in full force and effect.

      13.5 Landlord's Consent. As described above, except in connection with a Transfer of Business Assignment (which Landlord shall reasonably consider), Landlord may grant or withhold its consent to any requested assignment or sublease requested by Tenant in its exclusive, arbitrary and unfettered discretion, without the need or necessity of giving Tenant any reason therefor. If Landlord, upon receiving Tenant's notice of proposed assignment or subletting with respect to any such space, shall not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice. Landlord shall not be deemed to have unreasonably withheld its consent to a sublease of all or part of the Leased Premises or an assignment of this Lease if its consent is withheld because: (a) Tenant is then subject to a notice of Default from Landlord hereunder; (b) any notice of termination of this Lease or termination of Tenant's possession shall have been given under Article 17 hereof; (c) the portion of the Leased Premises which Tenant proposes to sublease, including the means of ingress to and egress from and the proposed use thereof, and the remaining portion of the Leased Premises will violate or in any way conflict with any city, state or federal law, ordinance or regulation, including, without limitation, any applicable building code or zoning ordinances, or may require any retrofitting or substantial alteration or modification of the Leased Premises for purposes of compliance with any law, statute or regulation, including, but not limited to, the Occupational Safety and Health Act, the Americans with Disabilities Act or Environmental Laws requirements; (d) the proposed use of the Leased Premises by the subtenant or assignee does not conform with the Permitted Use or in any way amounts to a Prohibited Use; (e) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of the Leased Premises; or (f) the subtenant or assignee is not, in the reasonable judgment of Landlord, sufficiently financially responsible to perform its obligations under the proposed sublease or assignment, such financial responsibility shall, at a minimum, require the subtenant or assignee to have a financial status and capability at least equal to the financial status and financial capability of the Tenant as of the Commencement Date, or the effective date of the proposed sublease or assignment, whichever standard shall be greater and of more benefit to Landlord; provided, however, that the foregoing are merely examples of reasons for which Landlord will withhold its consent and shall not be deemed exclusive of any permitted reasons for withholding consent, whether similar to or dissimilar from the foregoing examples.

      13.6 Profits. If Tenant, having first obtained Landlord's consent to any sublease or assignment, or if Tenant or a trustee-in-bankruptcy for Tenant pursuant to the Bankruptcy Code, shall assign this Lease or sublet the Leased Premises, or any part thereof, at a rental or for other consideration in excess of the Rent payable by Tenant under this Lease, then, to the extent permitted by law, except with respect to a Transfer of Business Assignment, Tenant shall pay to Landlord as Additional Rent (a) in the case of an assignment, One Hundred Percent (100%) of any such excess rent or other monetary consideration immediately upon receipt thereof, or (b) in the case of a sublease, (i) on the first day of each month during the term of any sublease, One Hundred Percent (100%) of the excess of all rent or other consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this Lease for said month (or if only a portion of the Leased Premises is being sublet, One Hundred Percent (100%) of any excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said month which is allocable on a square footage basis to the space sublet), and (ii) immediately upon receipt thereof One Hundred Percent (100%) all other consideration realized by Tenant from such assignment or subletting; it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign this Lease or sublet the Leased Premises or any part thereof at a rental less than that provided for herein. Further, in the case of any assignment or sublease to an Affiliate (as hereinafter defined) or an assignment or sublease by a trustee in bankruptcy for Tenant pursuant to the Bankruptcy Code, One Hundred Percent (100%) of any such excess rent or other consideration shall be paid to Landlord as Additional Rent hereunder. In the instance of any approved Transfer of Business Assignment, Tenant may retain all consideration paid in connection with such assignment.

      13.7 Assignee to Assume Obligations. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than Fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Leased Premises as permitted herein, Tenant shall (i) obtain and furnish to Landlord, not later than Fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant stating that the subtenant will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease and (ii) be obligated to collect and pay any and all applicable taxes, assessments or other imposed costs or collection obligations associated with Base Rent and Additional Rent, and Tenant shall and does hereby release, and agree to indemnify, defend and hold Landlord harmless from any such amounts (including penalties and interest thereon). Any failure to comply with the requirements of this Section
13.7 shall, without further act of any party to this Lease or related assignment or sublease, terminate any such agreement, but in any event, Tenant's obligations under this Lease shall remain in full force and effect.

      13.8 Change of Control. Notwithstanding anything to the contrary in this
Article 13, if Tenant is a corporation (other than a corporation the stock or debt obligations of which is publicly traded), and if during the Lease Term, the ownership of the shares of stock which constitute control of Tenant changes other than by reason of placement in a trust for the benefit of first level immediate family members, gift to first level immediate family members or death, Tenant shall notify Landlord of such change within Five (5) days thereof, and, except in connection with a change in control pursuant to an approved Transfer of Business Assignment, Landlord, at its option, may at any time thereafter terminate this Lease by giving Tenant written notice of said termination at least Sixty (60) days prior to the date of termination stated in the notice. The term "control" as used herein means the power to directly or indirectly, direct or cause the direction of the management or policies of Tenant. If Tenant is a partnership (general or limited) or any other type of entity and if, during the Lease Term, the ownership of the partnership or other type of interest which constitute control of Tenant changes other than by reason of gift to immediate family members or death, then the provisions hereinabove set forth relating to a Tenant which is a corporation which is not publicly traded shall apply and references to ownership of stock shall be deemed to refer to ownership of partnership interest or any other type of entity in said partnership or entity.

      13.9 Assignment to Affiliate. Notwithstanding anything to the contrary in this Article 13, Tenant may assign or sublet the Leased Premises, or any portion thereof, with written notice to Landlord but without requiring Landlord's consent, to any corporation, limited liability company, partnership or other form of business enterprise which controls, is controlled by or is under common control with Tenant as long as such entity remains in control of, controlled by or under common control with Tenant (an "Affiliate"). Tenant shall be required to obtain the prior written consent of Landlord for an assignment by operation of law to any corporation, limited liability company, partnership or other form of business enterprise resulting from the merger or consolidation with Tenant, or a sublet or assignment to any person or entity which acquires all of the assets of Tenant as a going concern of the business that is being conducted on the Leased Premises; provided that, in any such case, said assignee shall assume, in full, the obligations of the Tenant under this Lease. Landlord shall have the right to withhold its consent in either case only if: (a) the financial strength of the proposed assignee/subtenant is not equal to or greater than that of Tenant; or (b) the use of the Leased Premises by the proposed assignee/subtenant is not permitted by this Lease, or violates any laws, rules, codes or regulations, or violates any other agreements affecting the Leased Premises. Any such consented to assignment shall not in any way affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

                                  ARTICLE 14
                      Waiver of Certain Claims: Indemnity

      14.1 Waiver of Certain Claims; Indemnity by Tenant. To the extent not expressly prohibited by law, Tenant releases Landlord, and its members, agents, servants and employees, from and waives all claims as against such persons for damages to person or property sustained by Tenant or by any occupant of the Leased Premises, resulting directly or indirectly from fire or other casualty, cause or any existing or future condition, defect, matter or thing in or about the Leased Premises, or from any equipment or appurtenance therein, or from any accident in or about the Leased Premises, or from any act or neglect of any other person, including Landlord's agents and servants. This Section 14 shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and shall apply whether the damage was due to any of the acts specifically enumerated above or from any other thing or circumstance, whether of a like nature or of a wholly different nature.

      14.2 Damage Caused by Tenant's Neglect. If any damage to the Leased Premises or any equipment or appurtenance therein, belonging to Landlord, results from any act or neglect of Tenant, its employees, agents, contractors, licensees or invitees, Tenant shall be liable therefor and Landlord may, at its option repair such damage and Tenant shall, upon demand by Landlord, reimburse Landlord for all costs of repairing such damage in excess of amounts, if any, paid to Landlord under insurance covering such damage.

                                  ARTICLE 15
                       Damage or Destruction by Casualty

      15.1 Tenant's Obligation to Rebuild. In the event of damage to, or destruction of, any improvements on the Leased Premises, or of the fixtures and equipment therein, by fire or other casualty, Tenant shall promptly, at its expense, repair, restore or rebuild the same to the condition existing prior to the happening of such fire or other casualty; provided, however, that if the damage or destruction is material and substantial, Landlord shall have the right, subject to the consent of any First Mortgagee whose consent thereto is required, to terminate this Lease, effective on the date of such damage or destruction, by giving written notice thereof to Tenant within Sixty (60) days after the event causing the damage or destruction. Rent shall not be reduced or abated during the period of such repair, restoration or rebuilding even if the improvements are not tenantable.

      15.2 Preconditions to Rebuilding. Before Tenant commences such repairing, restoration or rebuilding involving an estimated cost of more than Twenty-Five Thousand Dollars ($25,000.00), plans and specifications therefor, prepared by a licensed architect satisfactory to Landlord shall be submitted to Landlord for approval and Tenant shall furnish to Landlord (a) an estimate of the cost of proposed work, certified to by said architect; (b) satisfactory evidence of sufficient contractor's commercial general liability insurance covering Landlord, builder's risk insurance, and worker's compensation insurance, (c) a performance and payment bond satisfactory in form and substance to Landlord; and, (d) such other security as Landlord may require to insure payment for the completion of work free and clear of liens.

      15.3 Payment for Rebuilding. Provided that the insurer does not deny liability as to the insureds, and provided Tenant is not then in Default hereunder, all sums arising by reason of loss under the insurance shall be deposited with Landlord to be available to Tenant for the work. Tenant shall deposit with the Landlord any excess cost of the work over the amount held by the Landlord as proceeds of the insurance within Thirty (30) days after the date of the determination of the cost of the work by the architect or, if the insurer has denied liability as to the insureds, or if Tenant is then in Default hereunder, then Tenant shall deposit the full amount of the cost of the work with the Landlord. Tenant shall diligently pursue the repair or rebuilding of the improvements in a good and workmanlike manner using only high quality union workers and materials. The Landlord shall pay out construction funds from time to time on the written direction of the architect provided that the Landlord shall first be furnished with waivers of lien, contractors' and subcontractors' sworn statements, and other evidence of cost and payments so that the Landlord can verify that the amounts disbursed from time to time are represented by completed and in-place work, and that said work is free and clear of possible mechanics liens.

No payment made prior to the final completion of the work shall exceed Ninety Percent (90%) of the value of the work completed and in place from time to time. At all times the undisbursed balance remaining in the hands of Landlord shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any deficiency shall be paid Landlord by Tenant. At Tenant's request, Landlord shall place the funds with a national title company who will handle the Landlord's duties under this section.

      15.4 Excess Receipts by Landlord. Any excess of money received from insurance remaining with the Landlord after the repair or rebuilding of improvements, if there be no Default by Tenant in the performance of the Tenant's covenants and agreements hereunder, shall be paid to Tenant.

      15.5 Failure to Rebuild. If Tenant shall not begin the repair or rebuilding of the improvements within a period of Sixty (60) days after damage or destruction by fire or otherwise, and prosecute the same thereafter with such dispatch as may be necessary to complete the same within a reasonable period after said damage or destruction occurs, not to exceed One Hundred Eighty (180) days after the date of commencement of such repair or rebuilding, then, in addition to whatever other remedies Landlord may have either under this Lease, at law or in equity, the money received by and then remaining in the hands of the Landlord shall be paid to and retained by Landlord as security for the continued performance and observance by Tenant of the Tenant's covenants and agreements hereunder, or Landlord may terminate this Lease and retain the amount so held as liquidated damages resulting from the failure on the part of Tenant to comply with the provisions of this Article.

                                  ARTICLE 16
                                Eminent Domain

      16.1 Eminent Domain. If the entire Leased Premises, or a substantial part thereof, or any part thereof which includes all or a substantial part of the Leased Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Lease Term shall end upon and not before the earlier of (a) the date when the possession of the part so taken shall be required for such use or purpose or (b) the effective date of the taking, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Leased Premises, the taking of which would, in Landlord's opinion, prevent the economical operation of the Leased Premises, and such taking or damage makes it necessary or desirable to remodel the Leased Premises to conform to the taking or damage, Landlord shall have the right to terminate this Lease upon not less than Ninety (90) days' notice prior to the date of termination designated in the notice. In such event, the Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by Landlord to Tenant for the right of termination. Landlord shall be entitled to all of the condemnation award for the Leased Premises and surrounding land, provided that if such a claim will not reduce the condemnation award to Landlord in any way, Tenant shall be entitled to make a claim for loss or damage to Tenant's trade fixtures, equipment, machinery and removable personal property and for actual, out-of-pocket costs incurred in relocating, but not for the value of the leasehold estate.

                                  ARTICLE 17
                                    Default

      17.1 Events of Default. The occurrence of any one or more of the following matters constitutes a default ("Default") by Tenant under this Lease:

      (a) failure by Tenant to pay any Base Rent within Five (5) days after the due date thereof;

      (b) failure by Tenant to pay, within Ten (10) days after written notice of failure to pay on the due date from Landlord to Tenant, any other moneys required to be paid by Tenant under this Lease including, but not limited to Additional Rent;

      (c) failure by Tenant to observe or perform any of the covenants with respect to assignment and subletting set forth in Article 13.

      (d) failure by Tenant to immediately commence to cure upon receipt of notice from Landlord, and to continuously prosecute said cure to completion, any hazardous condition which Tenant has created in violation of law or of this Lease;

      (e) failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for Thirty (30) days after written notice thereof from Landlord to Tenant (or such longer period as is necessary so long as Tenant commences to cure such Default within said Thirty (30) day period and diligently and continuously prosecutes said cure to completion);

      (f) the levy upon under writ of execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien with respect to such leasehold interest, which writ, attachment or lien shall not be bonded-over, released or discharged within Fifteen (15) days from the date of such filing;

      (g) Tenant vacates or abandons the Leased Premises (the transfer of a substantial part of the operation, business and personnel of Tenant to some other location being deemed, without limiting the meaning of the phrase "vacates or abandons", to be a vacation or abandonment within the meaning of this clause) whether or not Tenant thereafter continues to pay the Base Rent, Additional Rent or any other amounts due under this Lease;

      (h) Tenant becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant or for the major part of its property;

      (i) a trustee or receiver is appointed for Tenant or for the major part of its property and is not discharged within Sixty (60) days after such appointment; or

      (j) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings seeking relief under any bankruptcy law or similar law for the relief of debtors, are instituted (i) by Tenant or
      (ii) against Tenant and are allowed against it or are consented to by it or are not dismissed within Sixty (60) days after such institution.

      17.2 Rights and Remedies of Landlord. If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed it by law or in equity and the decision by Landlord to pursue any one or more of such remedies shall not be treated as an election to only pursue any such remedies to the exclusion of any others:

      (a) Landlord may terminate this Lease by giving to Tenant notice of Landlord's election to do so, in which event the Lease Term shall end and all right, title and interest of Tenant hereunder shall expire on the date stated in such notice;

      (b) Landlord may terminate the right of Tenant to possession of the Leased Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of the Tenant to possession of the Leased Premises or any part thereof shall cease on the date stated in such notice; and

      (c) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

      17.3 Right to Re-Enter. If Landlord exercises either of the remedies provided for in subparagraphs (a) and (b) of the foregoing Section 17.2, Tenant shall surrender possession and vacate the Leased Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Leased Premises, with or without process of law, full and complete license so to do being hereby granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law. In conjunction with any such re-entry Landlord shall, in the event that there are any subtenants occupying or having rights in and to the Leased Premises, be entitled to either terminate any such subtenancies or assume the Tenant's rights thereunder, provided, however, that no such assumption shall, unless otherwise expressly agreed to by Landlord, obligate Landlord to perform or fulfill Tenant's obligations thereunder.

      17.4 Periodic Damages. If Landlord terminates the right of Tenant to possession of the Leased Premises without terminating this Lease, Landlord may, at its election, proceed under this Section or under Section 17.5. Under this Section, Landlord shall have the right to immediate recovery of all amounts then due hereunder. Such termination of possession shall not release

Tenant, in whole or in part, from Tenant's obligation to pay any amounts due Landlord hereunder for the full Lease Term, and Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Base Rent, Additional Rent, and any other sums accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Lease Term. In any such case, Landlord may relet the Leased Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Lease
Term) and upon such terms as Landlord shall determine and collect the rents from such reletting. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent deemed by Landlord necessary or desirable and, in connection therewith, change the locks to the Leased Premises, and Tenant shall upon demand pay the cost of all the foregoing together with Landlord's expenses of reletting. The rents from any such reletting shall be applied first to the payment of the expenses of reconditioning the Leased Premises to a condition suitable for leasing such Leased Premises, re-entry, redecoration, repair and alterations and the expenses of reletting (including any brokerage fees or commissions and the customary management fee of Landlord), and second to the payment of Additional Rent then due from Tenant, and third to the payment of Base Rent herein provided to be paid by Tenant. Any excess or residue shall operate only as an offsetting credit against the amount of Base Rent and Additional Rent, due and owing or which thereafter may become due and owing as the same thereafter becomes due and payable hereunder, and the use of such offsetting credit to reduce the amount of Base Rent and Additional Rent, due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue, and any such excess or residue shall belong to Landlord solely, and in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) which would have been paid by Tenant to the stated end of the Term, had no Default occurred. No such re-entry or possession, repairs, alterations and additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention shall be given to Tenant, nor shall it operate to release Tenant in whole or in part from any of the Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

      17.5 Liquidated and Associated Damages. If this Lease is terminated by Landlord as provided for by subparagraph (a) of Section 17.2, or if Landlord does not terminate the Lease, but elects to proceed under this Section instead of Section 17.4, Landlord shall be entitled to recover from Tenant all Base Rent and Additional Rent, accrued and unpaid for the period up to and including such termination date or election date, as applicable (such applicable termination or election date hereafter "Calculation Date"), as well as all other additional sums payable by Tenant or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs, assessments, fines, fees and expenses, including court costs and reasonable attorneys' fees, incurred by Landlord in the enforcement of its rights and remedies hereunder, and, in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty; (a) the aggregate sum which at the time of such termination or election represents the excess, if any, of the present value of the aggregate rents which would have been otherwise payable under this Lease after the Calculation Date (including, without limitation, Base Rent at the annual rate or respective annual rates for the remainder of the Lease Term and the amount reasonably projected by Landlord to represent Additional Rent for the remainder of the Lease Term) over the then-present value of the then-aggregate fair rental value of the Leased Premises for the balance of the Lease Term, such present worth to be computed in each case on the basis of an Eight Percent (8%) per annum discount from the respective dates upon which such rentals or other amounts would have been otherwise payable under this Lease; and (b) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Rent. For purposes of calculating damages for the loss of bargain under this section, such calculation will, for purposes of calculating the fair rental value offset, take into account the estimated average period of time necessary for Landlord to locate an acceptable tenant and negotiate and complete a lease with such replacement tenant. The parties hereto agree that such period of time shall be conclusively deemed to be a calendar month from the Calculation Date, and, therefore, there shall be no amount attributable to fair rental value of the Leased Premises to be offset against amounts otherwise due under the Lease for the initial period after the Calculation Date.

      17.6 Storage Removal and Sale of Personal Property. Pursuant to any statutory lien benefiting Landlord, all property of Tenant which is stored by Landlord or removed from the Leased Premises by Landlord pursuant to any provisions of this Lease or law may be handled, removed or stored by Landlord at the cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage and all reasonable charges requested by Landlord for any storage of such property, so long as the same shall be in Landlord's possession or under Landlord's control. All such property not removed from the Leased Premises or retaken from storage by Tenant within Sixty (60) days after the end of the Lease Term, however terminated, shall, at Landlord's option, either (1) be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale without further payment or credit by Landlord to Tenant, or (2) sold by Landlord in accordance with Illinois statutory law whereby all costs and expenses incurred by Landlord in such sale will be added to any amounts owed Landlord.

      17.7 Attorneys' Fees. Tenant shall pay all of Landlord's reasonable costs, charges and expenses, including court costs and reasonable attorneys' fees, incurred by Landlord in collecting any amounts owed, or enforcing any rights or terms under this Lease or to declare or confirm rights whether or not any action of judicial proceeding is involved, including, but not limited to those costs, charges and expenses incurred by Landlord in any action brought by Landlord or against Landlord in which Landlord is the Prevailing Party, or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without its fault, to become involved or concerned. Nothing in this
Section 17.7 shall interfere with Landlord's rights and remedies against Tenant and/or Guarantors of this Lease to receive the benefit of Tenant's agreements to defend and/or indemnify Landlord as is variously set forth herein. Attorneys' fees available to Landlord hereunder may include, without limitation, all fees and costs incurred by

Landlord associated with filing a claim or otherwise requesting relief or appearing in or with respect to Bankruptcy or insolvency proceedings involving the Tenant, any Guarantor of this Lease or any successor or assign thereto. In this Section 17.7, the term "Prevailing Party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other party of its claim or defense and shall also include a party filing a claim or otherwise requesting relief in bankruptcy or insolvency proceedings involving the other party to this Lease. The attorneys' fees and costs awarded shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees and costs reasonably incurred.

      17.8  Remedies in Event of Bankruptcy or Other Proceeding.

      (a) Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in Section 17.1, or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within Fifteen
      (15) days after entry of the order for relief or as may be allowed by the court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Leased Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on Fifteen
      (15) days' written notice to Tenant and upon the expiration of said Fifteen (15) day period, this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Leased Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Leased Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

      (b) For the purposes of the preceding paragraph (a), adequate protection of Landlord's right, title and interest in and to the Leased Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

            (i) that Tenant comply with all of its obligations under this Lease;

            (ii) that Tenant pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, the aggregate Base Rent and Additional Rent payable for such monthly period;

            (iii) that Tenant continue to use the Leased Premises only for a Permitted Use in the manner originally required by this Lease;

            (iv) that Landlord be permitted to periodically inspect the Leased Premises;

            (v) that Tenant pay to Landlord within Fifteen (15) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Leased Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, a security deposit in an amount equal to the sum of two (2) installments of monthly Base Rent and Additional Rent (including Rent Adjustment) to Landlord;

            (vi) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. 365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and
            (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in Title 11 U.S.C. ss.365(b)(3), as it may be amended, shall be given to Landlord by Tenant no later than Fifteen (15) days after receipt by Tenant of such offer, but in any event no later than Thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and exclusive option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease; and

            (vii) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (vi) of this Section 17.8, Tenant hereby agrees that:

                  (A) the assignee shall have a net worth not less than the
            aggregate net worth of Tenant and each guarantor of its obligation hereunder during the period initiating with the Commencement Date and ending with the date at which Landlord is entitled to exercise its option under Section 17.8(b)(vi) ("Landlord Option Date"), or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to the greatest of the Tenant and each guarantor as aforesaid;

                  (B) such assignee shall assume in writing and be bound by all of the terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the Permitted Use and repayment of Base Rent and Additional Rent, and said assignee shall fully cure all then existing

            Defaults which Tenant or any party to this Lease shall have been notified of up to and including the Landlord Option Date;

                  (C) such assignee shall indemnify Landlord against, and pay to
            Landlord the amount of, any payments which Landlord may be obligated to make to any Mortgagee by virtue of such assignment; and

                  (D) if such assignee makes any payment to Tenant, or for
            Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of rent over and above the Rent payable under this Lease), Tenant shall pay over to Landlord one-half of any such payment.

      (c) In the event that Tenant (i) shall be required to either (y) provide adequate protection of Landlord's rights, title and interest in and to the Leased Premises or (z) provide adequate assurances of performance of its obligations hereunder in each case pursuant to Section 17.8(b) hereof, then in addition to the requirement of Tenant and other persons participating in each such action to comply with Section 17.8(b) hereof, Tenant and/or an assignee proposed by Tenant shall pay Landlord, without limitation, all fees and costs of Landlord to employ or consult with an attorney concerning, or to enforce or defend any of Landlord's rights or remedies arising under the Lease and in relation to any Bankruptcy proceeding involving Tenant, including but not limited to, all fees and costs incurred by Landlord, its successors or assigns, associated with the filing of a claim or otherwise requesting relief with respect to Bankruptcy or insolvency proceedings involving the Tenant, any guarantor of this Lease, or any party to this Lease.

      17.9 Tenant's Right to Cure Defaults. If, for any reason, it is determined in an action or proceeding interpreting the terms of this Lease that Tenant is to be granted a right to cure an incurable or non-monetary Default, it is expressly agreed that such cure will not be deemed to be effected unless and until Landlord receives full monetary compensation as reasonably calculated by Landlord for the breach or Default that occurred.

      17.10 Landlord Default. Except as specifically set forth in this Lease, Tenant shall have no, and hereby expressly disclaims and waives any, right to cancel or terminate this Lease in the event of any non-performance or default of Landlord in performing any of its obligations under this Lease, Tenant's rights being hereby expressly limited to an action for damages, specific performance or other equitable remedies.

                                  ARTICLE 18
                                 Subordination

      18.1 Subordination. Landlord has heretofore and may hereafter from time to time execute and deliver one or more first mortgages or trust deeds in the nature of a mortgage (collectively or singularly, a "First Mortgage") against the Leased Premises or any interest therein. In any such case, Tenant's interest in this Lease shall be automatically and without any notice from Landlord or act on the part of the Tenant or any other person subordinate to the First Mortgage and to any and all advances made thereunder, to the interest thereon and to all renewals, replacements, supplements, amendments, modifications and extensions thereof. In the event that the holder of a First Mortgage does not require or desire Tenant's interest in this Lease to be subordinate to the First Mortgage, Landlord will deliver written notice to Tenant stating as such and, in such case, the lease shall not be subject to that particular First Mortgage. Notwithstanding the fact that Tenant's interest in the Lease will be automatically subordinate to such First Mortgage, Tenant will promptly, but in no event later than Ten (10) days after receipt thereof, execute and deliver such agreement or agreements as may be reasonably required by such mortgagee or trustee under any First Mortgage, provided such agreements also contain a provision recognizing Tenant's tenancy and agreeing that Tenant's quiet possession shall not be disturbed if Tenant is not in Default. Tenant covenants it will not subordinate this Lease to any mortgage or trust deed other than a First Mortgage without the prior written consent of the holder of the First Mortgage. Notwithstanding such subordination, Tenant's right to quiet possession of the Leased Premises shall be recognized by the First Mortgage and shall not be disturbed if Tenant is not in Default under this Lease.

      18.2 Liability of Holder of First Mortgage: Attornment. It is further agreed that (a) if any First Mortgage shall be foreclosed, (i) the holder of the First Mortgage, ground lessor (or their respective grantees) or purchaser at any foreclosure sale (or grantee in a deed in lieu of foreclosure), as the case may be, shall be (x) liable for any act or omission of any prior landlord (including Landlord), (y) subject to any offsets or counterclaims which Tenant may have against a prior landlord (including Landlord), and (z) bound by any prepayment of Base Rent or Additional Rent which Tenant may have in excess of the amounts then due, or estimated by Landlord to be due, for the next succeeding month;
(ii) the liability of the mortgagee or trustee hereunder or the purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Leased Premises, and such liability shall not continue or survive after further transfer of ownership; and (iii) upon request of the ground lessor, mortgagee or trustee, if the First Mortgage shall be foreclosed, Tenant will attorn as Tenant under this Lease, to the purchaser at any foreclosure sale under any First Mortgage, and Tenant will promptly, but in no event later than Ten (10) days after receipt thereof, execute such instruments as may be necessary or appropriate to evidence such attornment, provided such instruments also contain a provision recognizing Tenant's tenancy and agreeing that Tenant's quiet possession shall not be disturbed if Tenant is not in Default; and (b) this Lease may not be modified or amended so as to reduce the Base Rent or Additional Rent or shorten the Lease Term or so as to adversely affect in any other respect to any material extent the rights of Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent of the Landlord.

      18.3 Modification Required by First Mortgagee. Should any prospective first mortgagee require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified and agrees to promptly, but in no event later than Ten (10) days after receipt thereof, execute and deliver to Landlord whatever documents are reasonably required therefor.

      18.4 Short Form Lease. Should any prospective mortgagee require execution of a memorandum of lease for recording (containing the names of the parties, a description of the Leased Premises and the Lease Term) or a certification from Tenant concerning this Lease in such form as may be required by a prospective mortgagee, Tenant agrees to promptly execute such memorandum of lease or certificate and deliver the same to Landlord within Ten (10) days following the request therefor.

      18.5 Power of Attorney. In the event that Tenant has not executed and delivered to Landlord any of the documentation required by this Article within the applicable Ten (10) day period referenced above, Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, without any liability therefor, any and all such documents.

                                  ARTICLE 19
                             Mortgagee Protection

      19.1 Mortgagee Protection. Tenant agrees to give any ground lessor or any holder of any First Mortgage (as defined in Article 18 hereof) against the Leased Premises, or any interest therein, by registered or certified mail, a copy of any notice or claim of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interest in leases, or otherwise) of the name and address of such ground lessor or First Mortgage holder. Tenant further agrees that if Landlord shall have failed to cure such default within Thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such Thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the ground lessor or holder of the First Mortgage shall have an additional Thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such ground lessor or holder of the First Mortgage has commenced within such Thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default).

                                  ARTICLE 20
                             Estoppel Certificate

      20.1 Estoppel Certificate. Each party agrees that, from time to time upon not less than Ten (10) days prior written request by the other party or the holder of any First Mortgage or any ground lessor, the party receiving the written request (or any permitted assignee, subtenant, licensee, concessionaire or other occupant of the Leased Premises claiming by, through or under Tenant) will deliver to the party making the written request, a statement in writing signed by the party receiving the written request certifying certain terms, conditions and status of the relationship between Landlord and Tenant arising out of this Lease including, but in no way limited to: (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease as modified is in full force and effect and identifying the modifications); (b) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid; (c) that no party to this Lease, the First Mortgage or any associated agreements are in default under any provision thereof, or, if in default, the nature thereof in detail; (d) that the Tenant is in occupancy and paying all Base Rent and Additional Rent, on a current basis with no rental offsets or claims; (e) that there has been no prepayment of Base Rent other than that provided for in this Lease; (f) that there are no actions, whether voluntary or otherwise, pending against any party to this Lease, the First Mortgage or any associated agreements under the bankruptcy laws of the United States or any state thereof; (g) that except as specifically set forth in this Lease, there are no options or rights regarding renewal of this Lease, acquisition of the Leased Premises or any portion thereof, expansion or diminution of the Lease Premises or other rights or options similar to the foregoing; and (h) such other matters as may be reasonably required by the party making the written request, the holder of the First Mortgage or any ground lessor. Tenant hereby appoints Landlord as its irrevocable attorney-in-fact, coupled with an interest, to execute and deliver on Tenant's behalf, without liability, any Estoppel Certificates submitted to Tenant which are not signed or returned by Tenant within the Ten (10) day period set forth above.

                                  ARTICLE 21
                           Subrogation and Insurance

      21.1 Waiver of Subrogation. Landlord and Tenant agree to have all fire and extended coverage and other property damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of, or waiver of claim for, recovery from, the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery set forth elsewhere in this Lease, and notwithstanding anything in this Lease which may appear to be to the contrary, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery actually collected under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or to increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within Ten (10) days following written notice, to pay such increased cost of keeping such release or waiver in full force and effect).

      21.2 Tenant's Insurance. Tenant shall procure and maintain policies of insurance, at its sole cost and expense, during the Term with terms, coverages and companies satisfactory to Landlord and with such reasonable increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages insuring:

      (a) Tenant and Landlord from all claims, demands or actions made by, or on behalf of, any person or persons, firm or corporation and arising from, related to or connected with the Leased Premises, for injury to or death of any person and for damage to property in an amount of not less than One Million Dollars ($1,000,000.00) per claim and not less than Five Million Dollars ($5,000,000.00) in the aggregate. Tenant's insurance will include contractual liability coverage recognizing this Lease and products and completed operations liability.

      (b) Insurance against loss or damage from external explosion or breakdown of boilers, air conditioning equipment and miscellaneous electrical apparatus, if any, in the Leased Premises, in an amount not less than One Million Dollars ($1,000,000.00), with loss or damage payable to Landlord and Tenant as their interests may appear.

      (c) Full coverage for breakage of all plate glass, including but not limited to, doors, windows, transoms and all lettering applied thereon.

      (d) Insurance against all worker's compensation claims.

      (e) All leasehold improvements, contents and Tenant's trade fixtures, machinery, equipment, furniture and furnishings, in the Leased Premises to the extent of at least One Hundred Percent (100%) of their replacement cost against loss or damage by fire, lightning, wind storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the standard fire and extended coverage insurance, including, without limitation, vandalism and malicious mischief, special extended coverage and sprinkler leakage endorsements.

      21.3 Evidence of Insurance. Prior to the commencement of the Lease Term, Tenant shall furnish to Landlord certificates evidencing such coverage, which policies shall state that such insurance coverage may not be reduced, canceled or not renewed without at least Thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premium, and, in that case, only Ten (10) days' prior written notice shall be sufficient).

      21.4 Landlord's Insurance. Tenant shall, at its sole expense, maintain at all times during the Lease Term and any holdover period, the following types of insurance coverage, subject to the reasonable review by Landlord's insurance advisor, under which the Landlord shall be a designated loss payee:

      (a) All-risk physical damage insurance covering the Leased Premises in an amount not less than One Hundred Percent (100%) of the full replacement cost which is ordinarily to be $2,500.000 (exclusive of the cost of excavations, foundations and footings) providing protection against perils that are covered under standard insurance industry practices within the classification of all-risk insurance, including, but not limited to, loss or damage from fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles, smoke, domestic water damage, collapse, sprinkler damage, vandalism, malicious mischief and such other risks as Landlord may, from time to time, reasonably determine, with deductibles equal to those included in similar insurance policies maintained by Tenant for other manufacturing properties owned by it. Tenant's property located at the Leased Premises, including, without limitation, equipment, machinery, furnishings and furniture, may be insured under separate policies for the benefit of the Tenant.

      (b) Tenant shall furnish Landlord with certificates that the foregoing insurance is in full force and effect, within thirty (30) days after the Commencement Date of this Lease and at each anniversary thereafter during any period for which this Lease remains in effect.

      21.5 Compliance with Requirements. Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly, make any use of the Leased Premises which may thereby be prohibited or be dangerous to person or property, or which may jeopardize any insurance coverage or increase the cost of such insurance or require additional insurance coverage.

                                  ARTICLE 22
                                   Nonwaiver

      22.1 Nonwaiver. No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition, whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting Landlord's rights under Article 9, no receipt of moneys by Landlord from Tenant after the termination in any way of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given to Tenant prior to the receipt of such moneys. After the service of notice or the commencement of a suit or after final judgment for possession of the Leased Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment.

                                  ARTICLE 23
                                 Due Authority

      23.1 Due Authority. Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) if requested by Landlord, shall deliver to Landlord, concurrently with the delivery of this Lease executed by Tenant, and at Tenant's sole expense, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder, a Certificate of Good Standing for the State of Delaware and any and all similar documentation evidencing Tenant's authority and existence as may be reasonably requested by Landlord.

                                  ARTICLE 24
                                    Notices

      24.1 Notices. All notices and demands required or desired to be given by either party to the other with respect to this Lease or the Leased Premises shall be in writing and shall be delivered personally, sent by overnight courier service, prepaid, or sent by United States registered or certified mail, return receipt requested, postage prepaid, and addressed as herein provided. Notices to or demands upon Tenant shall be addressed to Tenant after the Commencement Date, at Phoenix Color Corp., 540 Western Maryland Parkway, Hagerstown, Maryland 21740, attention Louis LaSorsa, President, with a copy to Andrew J. Goodman, Bresler, Goodman & Unterman, L.L.P., 521 Fifth Avenue, New York, NY 10175. Notices to or demands upon Landlord shall be addressed to Landlord, Laurel Limited Partnership, c/o Wayne L. Sorensen, 955 Walden Lane, Lake Forest, IL 60045, with a copy to Robert A. Huntington, Goedert & Huntington, 1011 Lake Street, Suite 303, Oak Park, IL 60301. Notices and demands shall be deemed given and served (a) upon receipt or refusal, if delivered personally, (b) One (1) business day after deposit with an overnight courier service, (c) Three (3) business days after deposit in the United States mails, if mailed. Either party may change its address for receipt of notices by giving notice of such change to the other party in accordance herewith. Notices and demands from Landlord to Tenant may be signed by Landlord.

                                  ARTICLE 25
                             Hazardous Substances

      25.1  Defined Terms.

      (a) "Claim" shall mean and include any demand, cause of action, proceeding or suit (i) for damages (whether designated as, or otherwise encompassing, actual, punitive, foreseeable, unforeseeable, consequential, incidental or direct damages), losses, liabilities, judgments, injuries to person or property, damages to natural resources, fines, penalties, interest, contribution or settlement, (ii) for the costs of site investigations, feasibility studies, information requests, health or risk assessments or Response actions, and (iii) for enforcing insurance, contribution or indemnification agreements, and shall include any actual or claimed liability arising out of the same, including all costs, expenses, experts' and consultants' fees and attorneys' fees, expended in the investigation, defense or resolution thereof.

      (b) "Environmental Laws" shall mean and include all federal, state and local statutes, ordinances, regulations and rules relating to environmental quality, occupational safety, health, safety contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C.
      Section 7401 et seq. ("CAA"); the Clean Water Act, 33 U.S.C. Section 1251 et seq. and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National Environmental Policy Act, 41 U.S.C. Section 4321 et seq; the Noise Control Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., as amended by the Hazardous and Solid Waste Amendments Act of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Solid Waste Disposal Act, 42 U.S.C. Section 1801 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq. ("FWPCA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq. ("HMTA"); the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and the Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C.
      Section 2011 et seq., and the Nuclear Waste Policy Act of 1982, 42 U.S.C.
      Section 10101 et seq.; and any similar laws of the State of Illinois; and any successor statutes and regulations to the foregoing and state superlien and environmental clean-up statutes, with implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal and other local laws, regulations and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials.

      (c) "Hazardous Materials" shall mean any waste, substance or material the exposure to which is classified, limited, regulated or prohibited by any governmental authority (federal, state or local) or which may or could pose a hazard to the health or safety of the occupants of the Leased Premises or adjacent or surrounding property or which could pose a threat to the environment including, but in no way limited to the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas usable for fuel; pesticide regulated under the FIFRA; asbestos and asbestos materials, PCBs and other substances regulated under the TSCA; source material, special nuclear material, by-product material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. ss.1910.1200 et seq.; and industrial process and pollution control wastes, whether or not hazardous within the meaning of RCRA; "hazardous materials" under the HMTA; "hazardous air pollutants" under the CAA; a "hazardous substance" or "toxic pollutant" under the FWPCA and any and all toxic or hazardous materials addressed by regulations promulgated now or hereafter under the above referenced laws, related or similar laws, whether the same be presently in existence or hereafter promulgated.

      (d) "Manage" means to generate, manufacture, process, treat, store, use, misuse, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of or abandon Hazardous Materials.

      (e) "Release" or "Released" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.

      (f) "Response" or "Responded" shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, clean-up, prevent, mitigate, monitor, evaluate, investigate, assess or abate the Release of a Hazardous Material.

      25.2 Tenant's Obligations with Respect to Environmental Matters. During the Lease Term (a) Tenant shall at its own cost comply with all Environmental Laws and, to the extent required thereby, obtain all appropriate permits; (b) except for the proper and legal use of Hazardous Materials in quantities that do not require reporting pursuant to the Community Right to Know Act, incident to operating a printing plant, Tenant shall not conduct, allow, permit or authorize the Management of any Hazardous Materials on the Leased Premises, including installation of any underground storage tanks, without prior written disclosure to and approval by Landlord, such approval to be given or withheld in Landlord's sole and unfettered discretion; (c) except for the proper and legal use of Hazardous Materials in quantities that do not require reporting pursuant to the Community Right to Know Act, incident to operating a printing plant, Tenant shall not take any action that would subject the Leased Premises to permit requirements under RCRA or any other Environmental Laws for storage, treatment or disposal of Hazardous

Materials; (d) Tenant shall not dispose of Hazardous Materials in dumpsters; (e) Tenant shall not discharge Hazardous Materials on or about the Leased Premises, including, but not limited to, into drains or sewers; (f) Tenant shall not cause, permit or allow the Release of any Hazardous Materials on, to or from the Leased Premises; and (g) Tenant shall at its own cost arrange for the lawful transportation and offsite disposal of all Hazardous Materials that it generates or which, for any reason, are present on the Leased Premises during the Lease Term. Notwithstanding the foregoing, Tenant may use on the Leased Premises, in de minimis amounts, those Hazardous Materials normally used in connection with general distribution and delivery operations or office usage so long as Tenant's use, storage and transportation thereof complies in all respects with all applicable Environmental Laws. However, notwithstanding anything to the contrary contained in this section or elsewhere in this Lease, Tenant shall not be required to obtain, and does not furnish any assurance that it will obtain, any permit applied for prior to the Lease Term in connection with the operation of the Leased Premises, but not issued as of the Commencement Date; the Tenant will use good faith efforts to complete the application for such permit and obtain its issuance, but does not guarantee it will be successful in doing so.

      25.3 Copies of Notices. During the Lease Term, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Claims, complaints, investigations, judgments, letters, notices of environmental liens or Response actions in progress and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration or other federal, state or local agency or authority, or any other entity or individual, concerning (a) any Release of a Hazardous Material on, to or from the Leased Premises; (b) the imposition of any lien on the Leased Premises; or (c) any alleged violation of or responsibility under Environmental Laws. Landlord and Landlord's employees shall have the right to enter the Leased Premises and conduct appropriate inspections or tests in order to determine Tenant's compliance with Environmental Laws.

      25.4 Tests and Reports. Upon written request by Landlord, Tenant shall provide Landlord with the results of appropriate reports and tests, with transportation and disposal contracts for Hazardous Materials, with any permits issued under Environmental Laws, and with any other applicable documents to demonstrate that Tenant complies with all Environmental Laws relating to the Leased Premises.

      25.5 Access and Inspection. In addition to any other rights of entry or access to the Leased Premises pursuant to this Lease and applicable laws, Landlord and its agents and representatives shall have access to the Leased Premises and to the books and records of Tenant (and any occupant of the Leased Premises claiming by, through or under Tenant) relating to Hazardous Materials for the purpose of ascertaining the nature of the activities being conducted thereon and to determine the type, kind and quantity of all products, materials and substances brought onto the Leased Premises or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantity sufficient for scientific analysis of all products, materials and substances present on the Leased Premises, including, but not limited to, samples of products, materials or substances brought onto or made or produced on the Leased

Premises by Tenant or an occupant claiming by, through or under Tenant or otherwise present on the Leased Premises. And, further, notwithstanding any provision of this Lease or applicable statutes or judicial decisions to the contrary, with respect to any assignment, subletting, grant of license or concession or any other permission to the Leased Premises by any person other than Tenant, Landlord shall have the right to withhold Landlord's consent thereto if, in Landlord's sole and unfettered judgment, the assignee, subtenant, licensee, concessionaire or such other person is not capable, either financially or operationally, of performing or is not sufficiently qualified to perform in accordance with the requirements of this Article 25. Any assignment, sublease, license or other permission to use the Leased Premises from which Landlord withholds its consent as provided in this Section 25.5 shall be voidable at the Landlord's sole option.

      25.6 Obligation to Respond. If during Tenant's Management of Hazardous Materials at the Leased Premises, any Release occurs thereon or on any adjacent or contiguous property, or in the event that the existence or presence of any Hazardous Substance, (i) gives rise to liability or to a Claim under any Environmental Law, (ii) causes a significant public health effect, or (iii) creates a nuisance, Tenant shall promptly, but in no event later than Fifteen
(15) days thereafter, notify Landlord and take all applicable action in Response. In the event that Landlord does not want the Response to be undertaken by Tenant, Landlord shall have the right and option (but in no event shall this right and option imply or create any obligation on the part of Landlord) upon the giving of reasonable notice to Tenant, to undertake the Response, and any costs or expenses incurred by Landlord in pursuing such Response shall be paid by Tenant.

      25.7 Indemnification. Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord, its lenders, any managing agents and leasing agents of the Leased Premises, and their respective agents, partners, officers, contractors, directors, members and employees, from all Claims arising from or attributable to: (a) the Release of any Hazardous Materials on the Leased Premises during or after the Lease Term (including any holdover periods) of, or otherwise arising out of, Tenant's, and its agent's, employees' and invitees' use of the Leased Premises pursuant to, this Lease or the presence, whether or not due to Tenant's Management, of Hazardous Materials in or on the Leased Premises or the subsurface thereof or the violation of any Environmental Laws by Tenant, its agents, employees or invitees, whether or not due to Tenant's Management (including, without limiting the generality thereof, any cost, claim, liability or defense expended in remediation required by a governmental authority); (b) any federal, state or local governmental investigation or inquiry relating to the Tenant's use or occupancy of the Leased Premises, or occurring during the Lease Term, whether the same be justified or caused by the Tenant or its actions; or (c) any breach by Tenant of any of its warranties, representations or covenants in this Section or, to the extent the same relate to or impact any Environmental Laws, any other Section of this Lease. Tenant's obligations hereunder shall survive the termination or expiration of this Lease and shall further survive any transfer of all or any portion of the Leased Premises, whether by Landlord or Tenant. The foregoing notwithstanding, Tenant shall have no liability pursuant to the foregoing indemnity for any environmental condition or related inquiry that arises out of actual physical events (including any Management or Release) occurring entirely after the termination of this Lease and to which Tenant, its agents, employees and contractors have not contributed.

                                  ARTICLE 26
                                Tenant Signage

      26.1 Tenant Signage. Tenant may, at its sole cost and expense, erect one
(1) ground mounted monument sign on the landscaped area adjacent to the building in a location designated by Landlord, provided that (a) such sign does not violate applicable governmental laws, ordinances, rules or regulations; (b) such sign does not violate any covenants, conditions or restrictions affecting the Leased Premises; (c) such monument sign is compatible with the architecture of the Leased Premises, the landscaped area adjacent thereto and the surrounding properties (including other monument signs); and (d) the design of the monument sign has been approved by Landlord which approval shall not be unreasonably withheld or delayed. Tenant shall be solely responsible for the construction, installation, maintenance and expense of the sign. Except as expressly provided herein, Tenant shall not erect or attach any sign to the exterior of the Leased Premises. Upon the expiration or earlier termination of the Lease Term, Tenant shall, at its sole cost and expense, remove the sign and repair any damage or injury to the Leased Premises or landscaped areas adjacent thereto caused thereby.

                                  ARTICLE 27
                       Title and Covenant Against Liens

      27.1 Title and Covenant Against Liens. Landlord's title is and always shall be paramount to the title of Tenant, and nothing in this Lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Leased Premises, the Land or Tenant's leasehold interest in the Leased Premises and, in case of any such lien attaching, to immediately bond over or pay and remove same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Leased Premises, or the Land, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Leased Premises. If any such liens so attach and Tenant fails to bond over or pay and remove same within Ten (10) days, then Landlord, at its election, may pay and satisfy the same, and in such event the sums so paid by Landlord shall accrue with interest from the date of payment at the rate set forth in Section 28.8 hereof for amounts owed Landlord by Tenant. Such sums shall be deemed to be Additional Rent.

                                  ARTICLE 28
                                 Miscellaneous

      28.1 Successors and Assigns. Subject to the provisions of Article 13, each provision of this Lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge or subletting contrary to the provisions of this Lease.

      28.2 Modifications in Writing. No modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

      28.3 No Option; Irrevocable Offer. Submission of this instrument for examination shall not constitute a reservation of or option for the Leased Premises or in any manner bind Landlord or Tenant, and no lease or obligation of Landlord or Tenant shall arise until this instrument is signed and delivered by Landlord and Tenant.

      28.4 Definition of Tenant. The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed herein. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

      28.5 Definition of Landlord. The term "Landlord" as used in this Lease means only the owner or owners at the time being of the Leased Premises so that in the event of any assignment, conveyance or sale, once or successively, of said Leased Premises, or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance or assignment, and Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. This Lease shall not be affected by any such assignment, conveyance or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee.

      28.6 Headings. The headings of Articles and Sections are for convenience only and do not limit, expand or construe the contents of the Sections.

      28.7 Time of Essence. Time is of the essence of this Lease and of all provisions hereof.

      28.8 Default Rate of Interest. All amounts (including, without limitation, Base Rent, and Additional Rent, and any damages, costs, expenses, penalties, fines, indemnity claims and related or similar accounts due under this Lease, including, but not limited to those amounts under Article 17 hereof, whether the same be stipulated or otherwise) owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid at the annual rate of Four Percent (4%) in excess of the rate of interest announced from time to time by The First National Bank of Chicago at Chicago, Illinois, or its successor bank, as its prime, reference or corporate base rate, changing as and when said prime rate changes, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto in which event said lesser rate shall be charged. Any such interest shall be in addition to any late charges incurred by Tenant under Section 3.3 hereof.

      28.9 Severability. The invalidity of any provision of this Lease shall not impair or affect in any manner the validity, enforceability or effect of the rest of this Lease.

      28.10 Entire Agreement. All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord (and its agents) and Tenant.

      28.11 Force Majeure. If Landlord fails to perform any of its obligations hereunder, and such failure is due in whole or in part to any strike, lockout, labor trouble, civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by Tenant (or its agents, employees, contractors, licensees or invitees) or any other cause beyond the reasonable control of Landlord, then Landlord shall not be deemed in default under this Lease as a result of such failure and the time for performance by Landlord provided for herein shall be extended by the period of delay resulting from such cause. If Tenant fails to perform any of its obligations hereunder, except for the payment of Base Rent and Additional Rent, and such failure is due in whole or in part to any strike, lockout, labor trouble, civil disorder, restrictive governmental laws and regulations, riots, insurrections, war, acts of God or any other cause beyond the reasonable control of Tenant, then Tenant shall not be deemed in Default under this Lease as a result of such failure and the time for performance by Tenant provided for herein shall be extended by the period of delay resulting from such cause.

      28.12 Payments by Landlord. Landlord shall, in the event Tenant fails to pay the same, have the right, but not the obligation, to make payment of any sums or amounts due to any third party by Tenant which arise out of, are associated with, or relate to, Tenant's obligations under this Lease. Any such payments made by Landlord on Tenant's behalf shall be deemed Additional Rent and be due and payable to Landlord promptly upon submission of a notice regarding the same. Such amounts shall expressly include any payments made by or on behalf of Landlord to third parties, including payment of attorneys' fees, related to or arising out of claims for which Tenant is obligated, pursuant to the terms of this Lease or otherwise, to defend, indemnify and hold Landlord harmless. Tenant's failure to pay such amounts upon demand by Landlord after payment by Landlord shall constitute, with the required notice, a Default under Section 17.1(b), which Default shall be in addition to any Default resulting from Tenant's failure to abide by its obligations hereunder to indemnify, hold harmless and defend Landlord in the first place.

      28.13 Survival. All obligations, monetary or otherwise, accruing prior to expiration of the Lease Term shall survive the expiration or earlier termination of this Lease.

      28.14 Relationship of Parties. This Lease does not create the relationship of principal and agent, or of partnership, joint venture or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

      28.15 Surrender. No surrender to Landlord of this Lease or of the Leased Premises, or any portion thereof, or any interest therein, prior to the expiration of the Lease Term shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all ground lessors and the holders of all mortgages and deeds of trust, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by

Landlord consented to by all such ground lessors and/or mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

      28.16 No Merger. There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Leased Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease or the leasehold interest created by this Lease or any interest therein, and (b) any such other estate or interest in the Leased Premises or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created hereby, and (2) any such other estate or interest in the Leased Premises or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

      28.17 Governing Law. This Lease shall be governed in all respects by the laws of the State of Illinois. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be, at Landlord's option, in Lake County, Illinois. Tenant expressly consents to Landlord's designation of the venue of any such suit or action and each party waives the right to a jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising under or out of this Lease. Although the provisions of this Lease were initially drawn by the Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general terms of the language in an effort to reach an equitable result.

      28.18 Quiet Possession. Upon Tenant paying the Rent for the premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Leased Premises for the entire term hereof subject to all of the provisions of this Lease.

      28.19 Tenant's Statement. Tenant shall furnish to Landlord, within Ten
(10) business days after written request therefor from Landlord, a copy of the then most recent audited and certified financial statements of Tenant, if any. It is mutually agreed that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord, or any prospective purchaser of the Leased Premises, but otherwise Landlord shall treat such statements and information contained therein as confidential.

      28.20 Intent - Triple Net Lease. Anything to the contrary notwithstanding contained herein or otherwise, this Lease shall be construed as a triple net lease and any and all expenses and obligations in connection with the Leased Premises and the operation thereof, except where the same are expressly the obligation of Landlord, also will be the obligation of the Tenant.

      28.21 Usury. Notwithstanding any provision contained herein to the contrary, if any interest rate specified in this Lease is higher than the rate permitted by law, such interest rate specified herein shall automatically be adjusted from time to time to the maximum rate permitted by law.

                                  ARTICLE 29
                            Exculpatory Provisions

      29.1 Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Landlord which in form purporting to be the representations, warranties, covenants, undertakings and agreements of Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in the Leased Premises to the terms of this Lease and for no other purpose whatsoever, and in the case of default hereunder by Landlord, Tenant shall look solely to the interests of Landlord in the Leased Premises; that Landlord shall not have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and no liability or duty shall rest upon Landlord to sequester the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; and that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against said Landlord, individually or personally, on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant. In furtherance of the foregoing, Tenant agrees that (a) the sole and exclusive remedy in the event of any Landlord default shall be against Landlord's estate in the Leased Premises;
(b) no partner, member, or shareholder of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction);
(c) no service of process shall be made against any partner, member, or shareholder of Landlord (except as may be necessary to secure jurisdiction); (d) no partner, member, or shareholder of Landlord shall be required to answer or otherwise plead to any service of process; (e) no judgment will be taken against any partner, member, or shareholder of Landlord; (f) any judgment taken against any partner, member, or shareholder of Landlord may be vacated and set aside at any time nunc pro tunc; (g) no writ of execution will ever be levied against the assets of any partner, member or shareholder of Landlord; and (h) these covenants and agreements are enforceable both by Landlord and also by any partner, member or shareholder of Landlord.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first written above.

LANDLORD:                                 LAUREL LIMITED PARTNERSHIP,
                                          an Illinois Limited Partnership

                                          By:   Viking II, L.L.C., its General
                                                Partner

                                                By:  /s/Carl E. Carlson
                                                     -------------------------
                                                     Carl E. Carlson, Member

                                                By:  /s/ Wayne L. Sorensen
                                                     -------------------------
                                                     Wayne L. Sorensen, Member

                                          and

TENANT:                                   PHOENIX COLOR CORP.
                                          a Delaware Corporation

                                          By:   /s/ Edward Lieberman
                                                ----------------------------
                                                Authorized Officer

                                    EXHIBIT A

                                 Leased Premises

      LOTS 15, 16, AND 17 IN BRADLEY ROAD INDUSTRIAL PARK UNIT 1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 44 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MAY 24, 1979 AS DOCUMENT 1996467, IN BOOK 70 OF PLATS, PAGES 31 TO 33 AND CORRECTED BY LETTER OF CORRECTION RECORDED JUNE 14, 1979 AS DOCUMENT 2000534, IN LAKE COUNTY, ILLINOIS.

Permanent Index Number(s): 11-24-303-008
                           11-24-303-009
                           11-24-303-010

Street Address:            13825 Laurel Drive
                           Lake Forest, Illinois